UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)  August 26, 2005


                          DIONICS, INC.
     (Exact name of registrant as specified in its charter)

                Commission file number 001-03323


Delaware                                               11-2166744
(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)


65 Rushmore Street
Westbury, New York                                          11590
(Address of principal                                  (Zip Code)
executive offices)


Registrant's telephone number, including area code: (516) 997-7474

                         Not applicable
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers;
               Election of Directors;
               Appointment of Principal Officers.

      On August 26, 2005, Kenneth Levy submitted his resignation as a Director of the Company citing personal considerations. Mr. Levy was appointed to the Board of Directors in May 2004. At the time of resignation, Mr. Levy was not a member of any committee of the Board of Directors.

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               DIONICS, INC.
                               (Registrant)


Dated:     August 31, 2005     By:   /s/ Bernard L. Kravitz
                               Name:     Bernard L. Kravitz
                               Title:    President